Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-2
P & S Agreement Date:                        November 1, 1996
Original Settlement Date:                    November 26, 1996
Series Number of Class A-1 Certificates:             441919AK3
Original Sale Balance:                            $776,373,000
Servicer Certificate                             (Page 1 of 3)
Distribution Date:                                     07/20/98
Investor Certificateholder Floating
     Allocation Percentage                               96.51%
Investor Certificateholder Fixed
          Allocation Percentage                          97.32%
Aggregate Amount of  Collections                  32,776,352.02
     Aggregate Amount of  Interest Collections     6,649,688.70
     Aggregate Amount of  Principal Collections   26,126,663.32
Class A Interest Collections                       6,417,829.25
Class A Principal Collections                     25,097,041.08
Seller Interest Collections                          231,859.45
Seller Principal Collections                       1,029,622.24
Weighted Average Loan Rate                               13.66%
Net Loan Rate                                            12.66%
Weighted Average Maximum Loan Rate                       18.52%
Class A-1 Certificate Rate                              5.7963%
Maximum Investor Certificate Rate                      12.6600%
Class A-1 Certificate Interest Distributed         2,435,595.81
Class A-1 Investor Certificate Interest
     Shortfall before Draw                                 0.00
Unpaid Class A-1 Certificate Interest
     Shortfall Received                                    0.00
Unpaid Class A-1 Certificate Interest
     Shortfall Remaining                                   0.00
Unpaid Class A-1 Carryover Interest Amount                 0.00
Maximum Principal Dist. Amount (MPDA)             25,425,998.46
Alternative Principal Dist. Amount (APDA)         25,097,041.08
Rapid Amortization Period? (Y=1, N=0)                      0.00
Scheduled Principal  Distribution Amount (SPDA)   25,097,041.08
Principal  allocable to Class A-1                 25,097,041.08
SPDA deposited to Funding Account                          0.00
Subsequent Funding Mortgage Loans Purchased in Period      0.00
Cumulative Subsequent Funding Mortgage
     Loans Purchased                              135,722,113.20
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
Reimbursement to Credit Enhancer                            0.00
Spread Trigger hit?                                           No
Loss Trigger hit?                                             No
Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount   918,895.09
Cumulative Investor Liquidation Loss Amount            918,895.09
Total Principal allocable to A-1                    26,015,936.17
Beginning Class A-1 Certificate Principal Balance  540,259,707.64
Ending Class A-1 Certificate Principal Balance     514,243,771.47
Pool Factor (PF)                                        0.6623669
Servicer Certificate                         (Page 2 of  3)
Distribution Date:                                     07/20/98
Retransfer Deposit Amount (non 2.07 transfers)              0.00
Servicing Fees Distributed                             453,534.26
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00
Number of Mortgage Loans Retransferred pursuant to 2.07        0
Cumulative Number of Mortgage Loans Retransferred
pursuant to 2.07                                               0
Mortgage Loans Retransferred pursuant to 2.07 ($)           0.00
Cumulative Mortgage Loans Retransferred
     pursuant to 2.07 ($)                                   0.00
Aggregate Investor Liquidation Loss Amount             918,895.09
Investor Loss Reduction Amount                               0.00
Beginning Pool Balance                             563,903,125.35
Ending Pool Balance                                537,852,061.52
Beginning Invested Amount                          544,241,111.64
Ending Invested Amount                             518,225,175.47
Beginning Seller Principal Balance                  19,662,013.71
Ending Seller Principal Balance                     19,626,886.05
Additional Balances                                  1,029,622.24
Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or release to Certs.)                      0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)                                 0.00%
Principal Balance of Subsequent Funding Loans
Purchased in Period                                         $0.00
Principal Collections to purchase Additional
Balances and/or paid to Cert.                               $0.00
Investment Earnings on Funding Account                      $0.00
Excess Funding Amount                                       $0.00
Beginning Spread Account Balance                     2,786,983.00
Ending Spread Account Balance                        2,786,983.00
Beginning Seller Interest                                   3.49%
Ending Seller's Interest                                    3.65%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        1,130
     Trust Balance                                  38,587,126.38
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          269
     Trust Balance                                  10,008,046.01
   90+ (Del Stat 3+)
     No. of Accounts                                          601
     Trust Balance                                  18,296,869.29
   REO
     No. of Accounts                                           61
     Trust Balance                                   2,576,341.19
Rapid Amortization Event ?                                     No

Failure to make payment within 5 Business
Days of Required Date ?                                     No
   Failure to perform covenant relating to Trust's Security
Interest ?                                                  No
   Failure to perform other covenants as described in the
Agreement ?                                                 No
   Breach of Representation or Warranty ?                   No
   Bankruptcy, Insolvency or Receivership
     relating to Seller ?                                     No
   Subject to Investment Company Act of 1940 Regulation ?   No
   Servicing Termination ?                                  No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Balance and Pre-Funded Amou                         No
Servicer Certificate (Page 3 of  3)
Distribution Date:                                     07/20/98
Event of Default ?                                          No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                                             No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                                         No
   Failure by Servicer to perform other covenants as described in
the Agreement?                                              No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                                                  No
   Trigger Event ?                                          No

Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                                  N/A
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                        1,261,481.69
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))         0.00
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                   5.75%
Total  Available Funds
     Aggregate Amount of Collections              32,776,352.02
     Deposit for principal not used to purchase
     subsequent loans                                       0.00
     Interest Earnings on the Funding Account               0.00
     Total                                          32,776,352.02
Application of Available Funds
     Servicing Fee                                     453,534.26
     Prinicpal and Interest to Class A-1            28,451,531.98
     Seller's portion of Principal and Interest      1,261,481.69
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                2,609,804.09
     Total                                         32,776,352.02
OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.
The attached Servicing Certificate is true and correct in all material respects.
A Servicing Officer
Statement to Certificateholders                   (Page 1 of 2)
Distribution Date:                                     07/20/98
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating
     Allocation Percentage                             96.5132%
Class A Certificateholder Fixed Allocation Percentage  97.3182%
Beginning Class A-1 Certificate Balance           540,259,707.64
Class A-1 Certificate Rate                             5.796250%
Class A-1 Certificate Interest Distributed             3.137146
Class A-1 Certificate Interest Shortfall Distributed   0.000000
Remaining Unpaid Class A-1 Certificate
     Interest Shortfall                                0.000000
Rapid Amortization Event ?                                  No
Class A-1 Certificate Principal Distributed            33.509584
   Maximum Principal Distribution Amount               32.749720
   Scheduled Principal  Distribution Amount (SPDA)     32.326010
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss
Amount Distributed                                      1.183574
Total Amount Distributed to Certificateholders         35.463156
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance              514,243,771.47
Class A-1 Factor                                       0.6623669
Pool Factor (PF)                                       0.6623669
Unreimbursed Liquidation Loss Amount                          $0
Accrued Interest on Unreimbursed Liquidation Loss Amount      $0
Accrued & Unpaid Interest on Unreimbursed
     Liquidation Loss Amount                                  $0
Class A Servicing Fee                                  453,534.26
Beginning Invested Amount                          544,241,111.64
Ending Invested Amount                            518,225,175.47
Beginning Pool Balance                            563,903,125.35
Ending Pool Balance                               537,852,061.52
Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00
Statement to Certificateholders                   (Page 2 of 2)
Distribution Date:                                     07/20/98
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        1,130
     Trust Balance                                  38,587,126.38
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          269
     Trust Balance                                  10,008,046.01
   90+ (Del Stat 3+)
     No. of Accounts                                          601
     Trust Balance                                  18,296,869.29

   REO

     No. of Accounts                                        61
     Trust Balance                                   2,576,341.19
Aggregate Liquidation Loss Amount for
     Liquidated Loans                                  620,195.38
Class A-1 Certificate Rate for Next
     Distribution Date                              To be updated
Amount of any Draws on the Policy                           0.00
Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                          4,332.00
     Cumulative Trust Balance                      135,722,113.20
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07     0
    Cumulative Number of Mortgage Loans Retransferred
    pursuant to 2.07                                          0
    Mortgage Loans Retransferred pursuant to 2.07 ($)       0.00
    Cumulative Mortgage Loans Retransferred
     pursuant to 2.07 ($)                                   0.00